UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	111 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940	☒

Unified Series Trust

(Exact Name of Registrant as Specified In Charter)

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (317) 917-7000

Anthony J. Ghoston

President

2960 N. Meridian St., Suite 300

Indianapolis, Indiana 46208

(Name and Address of Agent for Service)

Copies to:

Dee Anne Sjögren, Esq.

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

(314) 552-6295

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraph (b)

☐ on (date) pursuant to paragraph (b)

☒60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate check this box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Roosevelt ~~Anti-Terror~~ Multi-Cap Fund

Prospectus dated ~~March 31,~~_______, 2008

Investment objective: long term capital appreciation.

317 Madison Ave., Suite 1004

New York, New York 10017

(877) 322-0576

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

RISK/RETURN SUMMARY

Investment Objective

The investment objective of the Roosevelt ~~Anti-Terror~~ Multi-Cap Fund (the “Fund”) is long term capital appreciation.

Principal Strategies

The Fund invests primarily in common stock of U.S. companies of all capitalization ranges. The Fund’s adviser studies “themes” underlying what it believes will represent fundamental long term changes in the U.S. equity markets. A theme can be political, economic, demographic, regulatory or industry specific. It is the identification of these themes that lies at the heart of the adviser’s investment strategy.

After identifying a theme, the adviser searches for both value and growth companies that it believes will benefit from the anticipated fundamental change. The adviser believes it is essential to identify a catalyst that will either unlock the values in a value stock or trigger acceleration of growth in a growth stock. For example, a catalyst can be an important new product, an expanded distribution capability or a key acquisition.

For value stocks, the adviser focuses on the measure of value it believes is most suited to the company in question. Examples of such measures are low price to earnings ratios relative to historical norms, free cash flow relative to prevailing interest rates, and liquidation values. For growth stocks, the adviser focuses on companies it believes are likely to accelerate in earnings growth in the ensuing twelve months.

The adviser relies on its own financial analysis and sources of information, and also uses research provided by third parties. Its research analysts speak directly not only with company management, but with a company’s customers and suppliers as well.

The Fund~~will not invest in companies that have ongoing business relationships with countries that sponsor terrorism. The adviser has engaged an independent third party to provide initial certifications and ongoing monitoring of companies in the Fund’s portfolio in an attempt to ensure that no company owned by the Fund is subject to “global security risk.” Global security risk is the risk to a company’s share value or reputation stemming from: 1) the company’s ties to current U.S. State Department-designated states that sponsor terrorism (currently Cuba, Iran, North Korea, Syria and Sudan); or 2) a company’s ties to proliferation-related concerns regarding weapons of mass destruction and ballistic missiles; each as determined according to screening guidelines established by the third party.~~

~~If the Fund owns stock of a company and the independent third party later determines, according to its screening guidelines, that the company has become subject to global security risk, the adviser will sell its shares of the non-conforming company’s stock within approximately five business days after receiving notice from the third party. The Fund also~~ may sell a security if: 1) the security reaches the adviser’s valuation target; 2) the adviser believes the company’s fundamentals have changed; or 3) the company is not performing as expected. As a result, the Fund may experience a high portfolio turnover, the effects of which are described below under “Portfolio Turnover Risk.”

Principal Risks of Investing in the Fund

•

Management Risk. The adviser’s strategy may fail to produce the intended results. If the adviser incorrectly identifies a theme, or is incorrect about the effect of a theme on the U.S. equity markets, the Fund may not perform well.

•

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. If the prices of securities owned by the Fund fall, so will the value of the Fund.

•

Volatility Risk. Equity securities tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund’s shares.

•

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

•

Style Risk. The Fund invests in both “value stocks” and “growth stocks.” With respect to value stocks, the market may not agree with the adviser’s determination that a stock is undervalued, and the stock’s price may not increase to what the adviser believes is its full value. It may even decrease in value. With respect to “growth stocks,” the company’s earnings growth rate may not meet the adviser’s expectations, and the stock price may not increase as the adviser anticipates.

•	Smaller Company Risk. To the extent the Fund invests in smaller capitalization companies, the Fund will be subject to additional risks. These include:
• The earnings and prospects of smaller companies are more volatile than larger companies.
• Smaller companies may experience higher failure rates than do larger companies.

• The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may  disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

• Smaller companies may have limited markets, product lines or financial resources and may lack management experience.
•

Investment Company Securities Risk. When the Fund invests in another investment company (including money market funds or ETFs), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the risks taken by the underlying funds in which it invests.

•

~~Excluded Securities Risk~~. ~~Although the adviser believes that the Fund can achieve its investment objective within the parameters of global risk screening, excluding non-conforming companies subject to global security risk could have an adverse affect on the Fund’s performance.•~~  Portfolio Turnover Risk. At times, the Fund may have a portfolio turnover rate that is higher than other equity funds. A high portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

•	An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	The Fund may not be appropriate for use as a complete investment program.
•	As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

How the Fund has Performed

The bar chart and performance table below show the variability of the returns of the Fund, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The performance table shows how the Fund’s average annual total returns compare over time to a broad-based securities market index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time.

1 The Fund acquired the assets and liabilities of the Bull Moose Growth Fund, a series of AmeriPrime Advisors Trust (the “Predecessor Fund”), in a tax-free reorganization effective on September 23, 2005. The Fund is a continuation of the Predecessor Fund and, therefore, the bar chart shows changes in the performance of the Predecessor Fund from year to year.

During the period shown, the highest return for a quarter was 19.28% (2nd quarter, 2003); and the lowest return was –7.49% (3rd quarter, 2002).

¹ Inception of the Predecessor Fund, December 21, 2001.

² After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment.
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee¹	NONE

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fee[2]	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[3]	0.02%
Fees and Expenses of Acquired Funds[4]	0.07%
Total Annual Fund Operating Expenses	1.34%

¹ A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

² The adviser pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short), fees and expenses of non-interested person trustees, extraordinary expenses, Rule 12b-1 fees and expenses, and any indirect expenses (such as fees and expenses of acquired funds).

3 Represents fees and expenses of non-interested person trustees, which are not paid by the adviser.

4 Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own expenses. The fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$141	$439	$769	$1,748

ADDITIONAL INFORMATION ABOUT THE FUND’S OBJECTIVE AND STRATEGIES

The investment objective of the Fund may be changed without shareholder approval.

From time to time, the Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including money market funds or repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

HOW TO BUY SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Initial Purchase

The minimum initial investment in the Fund is $1,000. The minimum subsequent investment in the Fund is $500. The adviser may waive these minimums at its discretion, including for existing clients of the adviser. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor, however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

By Mail – To be in proper form, your initial purchase request must include:

•	a completed and signed investment application form (which accompanies this Prospectus); and
•	a check made payable to the Fund.

Mail the completed application and check to:

U.S. Mail:	Roosevelt Multi-Cap Fund	Overnight:	Roosevelt Multi-Cap Fund
c/o Unified Fund Services, Inc.	c/o Unified Fund Services, Inc.
P.O. Box 6110	2960 North Meridian Street, Suite 300
Indianapolis, Indiana 46206-6110	Indianapolis, Indiana 46208

By Wire – You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (877) 322-0576 to set up your account and obtain an account number.

You must provide a signed application to Unified Fund Services, Inc., the Fund’s transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays, which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund by mail, wire, or automatic investment. Each additional mail purchase request must contain:

•	your name
•	the name on your account(s),
•	your account number(s),
•	the name of the Fund
•	a check made payable to the Fund

Checks should be sent to the Roosevelt~~Anti-Terror~~ Multi-Cap Fund at the address listed under the heading “Initial Purchase – By Mail” in this Prospectus. To send a bank wire, call Shareholder Services at (877) 322-0576 to obtain instructions.

Distribution Plan

The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares and allows the Fund to pay for services provided to shareholders. Shareholders of the Fund pay annual 12b-1 expenses of 0.25%. Over time, 12b-1 fees will increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.

Tax Sheltered Retirement Plans

Shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Contact the transfer agent by mail or call Shareholder Services for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services about the IRA custodial fees.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund.Checks should be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired).

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments in the form of a check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from the shareholder’s Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Roosevelt Multi-Cap Fund	Overnight:	Roosevelt Multi-Cap Fund
c/o Unified Fund Services, Inc.	c/o Unified Fund Services, Inc.
P.O. Box 6110	2960 North Meridian Street, Suite 300
Indianapolis, Indiana 46206-6110	Indianapolis, Indiana 46208

Your request for a redemption must include your letter of instruction, including the Fund’s name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. Signature guarantees are for the protection of shareholders. All redemptions requiring signature guarantees must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. Please call Shareholder Services at (877) 322-0576 if you have questions. At the discretion of the Fund or the Fund’s transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at (877) 322-0576. You must first complete the optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent anticipates difficulties in receiving and in a timely fashion responding to telephone requests for redemptions. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

Fund Policy on Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through Financial Intermediary. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. Consequently, the Fund may not have knowledge of the identity of investors and their transactions. Under a federal rule, the Fund is required to have an agreement with many of its Financial Intermediaries obligating the Intermediaries to provide, upon the Fund’s request, information regarding the Financial Intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even with such an agreement in place. Certain Financial Intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. The Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interests of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information

If you are not certain of the requirements for a redemption please call Shareholder Services at (877) 322-0576. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.

Redemption proceeds sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. In such event, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or capital loss, which may have tax consequences about which you should consult your tax adviser.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund’s net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. Securities which are traded on any exchange or on the Nasdaq over-the-counter market are valued at the closing price reported by the exchange on which the securities are traded. Lacking a closing price, a security is valued at its last bid price except when, in the adviser’s opinion, the last bid price does not accurately reflect the current value of the security. If market quotations are not readily available or do not reflect fair value, or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the values, assets will be valued by the Fund’s adviser at a fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. Fair valuation, also is permitted if, in the adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the adviser is aware of any other data that calls into question the reliability of market quotations. Without fair valuation, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair valuation policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon sale of a security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of short-term and/or long-term capital gains.

Taxes

Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as described below (including in the table). Dividends normally will be distributed by the Fund on an annual basis.

The Fund will normally distribute net realized capital gains to its shareholders once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividends and capital gain distributions are not cashed within 180 days; or
•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment in the Fund.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the tax liabilities described in the chart below for taxable accounts.

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively, the “Tax Acts”).

Type of Transaction	Tax Status
Qualified dividend income	Generally maximum 15% on non-corporate taxpayers
Net short-term capital gain distributions	Ordinary income rate
Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned more than one year	Gains taxed at generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules
*For gains realized between May 6, 2003 and December 31, 2010.

Under the Tax Acts, effective for taxable years after December 31, 2002 through December 31, 2010, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUND

The Roosevelt Investment Group,Inc. 317 Madison Ave., Suite 1004, New York, New York 10017, serves as investment adviser to the Fund. Founded in 1990 by Arthur Sheer, the adviser’s clients consist primarily of corporations, pension accounts, non-profits, endowments and high net worth individuals. As of February 29, 2008, the adviser had approximately $1.83 billion in assets under management.

During the fiscal year ended November 30, 2007, the Fund paid the adviser a fee equal to 1.00% of its average daily net assets. The adviser pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense of securities sold short), fees and expenses of non-interested person trustees, extraordinary expenses, Rule 12b-1 fees and expenses, and any indirect expenses (such as fees and expenses of acquired funds). In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund’s expenses, except those specified above, are paid by the adviser. The adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

A discussion of the factors that the Board of Trustees considered in approving the Fund’s management agreement is included in the Fund’s annual report to shareholders for the fiscal year ended November 30, 2007.

If you invest in the Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other Financial Intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some Financial Intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some Financial Intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the Financial Intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the Financial Intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the Financial Intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the adviser may pay a fee to Financial Intermediaries for such services.

To the extent that the adviser, not the Fund, pays a fee to a Financial Intermediary for distribution or shareholder servicing, the adviser may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the Financial Intermediary. Although neither the Fund nor the adviser pays for the Fund to be included in a Financial Intermediary’s “preferred list” or other promotional program, some Financial Intermediaries that receive compensation as described above may have such programs in which the Fund may be included. Financial Intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by Financial Intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

The Portfolio Manager

Mr. Arthur Sheer has been primarily responsible for the day-to-day management of the Fund since the inception of the Predecessor Fund in 2001.He is also a portfolio manager responsible for equity and fixed income investments of the adviser’s clients.Mr. Sheer has served as the adviser’s chief executive officer since he founded the firm in 1990.

The Fund’s Statement of Additional Information provides additional information about the Fund’s portfolio manager, including his compensation, other accounts that he manages, and his ownership of shares of the Fund.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund (including the Predecessor Fund), assuming reinvestment of all dividends and distributions. The information for the fiscal years ended November 30, 2004 through 2007 was audited by Cohen Fund Audit Services, Ltd., whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request. The information for the prior year was audited by another independent accounting firm.

Roosevelt Multi-Cap Fund

Financial Highlights

The tables below set forth financial data for a share outstanding throughout each period presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November	November	November	November	November
	30, 2007	30, 2006	30, 2005	30, 2004	30, 2003

Selected Per Share Data
Net asset value, beginning of period	$ 15.94	$ 15.07	$ 14.18	$ 12.89	$ 9.84

Income from investment operations
Net investment income (loss)	0.01	0.04	0.02	(0.01)	(0.01)
Net realized and unrealized gain (loss)	3.26	1.67	1.92	1.62	3.06
Total from investment operations	3.27	1.71	1.94	1.61	3.05

Less Distributions to shareholders:
From net investment income	(0.04)	(0.02)	-	-	-
From net realized gain	(0.30)	(0.82)	(1.05)	(0.32)	-
Total distributions	(0.34)	(0.84)	(1.05)	(0.32)	-

Net asset value, end of period	$ 18.87	$ 15.94	$ 15.07	$ 14.18	$ 12.89

Total Return (a)	20.90%	11.82%	14.47%	12.70%	31.00%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 27,163	$ 13,788	$ 6,415	$ 3,091	$ 2,345
Ratio of expenses to average net assets	1.27%	1.28%	1.10%	1.07%	1.15%
Ratio of net investment income (loss) to
average net assets	0.05%	0.36%	0.21%	(0.08)%	(0.06)%
Portfolio turnover rate	146.35%	102.70%	85.58%	82.28%	54.18%

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on the Fund’s policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest semi-annual or annual fiscal year end.

Call Shareholder Services at (877) 322-0576to request free copies of the SAI and the Fund’s annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries. As of the date of this prospectus, the Fund does not have an Internet website and, therefore, the Fund’s SAI, annual and semi-annual reports are not made available at an Internet site.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act #811-21237

ROOSEVELT ~~ANTI-TERROR~~ MULTI-CAP FUND

STATEMENT OF ADDITIONAL INFORMATION

~~March 31,~~___________, 2008

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Roosevelt ~~Anti-Terror~~ Multi-Cap Fund dated ~~March 31,~~___________, 2008. This SAI incorporates by reference the annual report to shareholders of the Roosevelt ~~Anti-Terror~~ Multi-Cap Fund for the fiscal year ended November 30, 2007 (“Annual Report”). A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208 or by calling Shareholder Services at (877) 322-0576.

TABLE OF CONTENTS	PAGE
DESCRIPTION OF THE TRUST AND THE FUND	2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	3
INVESTMENT LIMITATIONS	~~9~~ 8
THE INVESTMENT ADVISER	11
~~About the Portfolio Manager~~	~~12~~
TRUSTEES AND OFFICERS	13
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	16
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	16
PORTFOLIO TURNOVER	17
PORTFOLIO TRANSACTIONS AND BROKERAGE	17
DISCLOSURE OF PORTFOLIO HOLDINGS	19
DISTRIBUTION PLAN	20
DETERMINATION OF NET ASSET VALUE	21
REDEMPTION IN-KIND	22
STATUS AND TAXATION OF THE FUND	22
CUSTODIAN	24
FUND SERVICES	24
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25
DISTRIBUTOR	25
PROXY VOTING POLICIES	26
FINANCIAL STATEMENTS	26

DESCRIPTION OF THE TRUST AND THE FUND

The Roosevelt ~~Anti-Terror~~ Multi-Cap Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”). The Trust is an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment adviser to the Fund is The Roosevelt Investment Group, Inc. (the “Adviser”).

Effective as of September 23, 2005, the Fund (previously known as the Abacus Bull Moose Growth Fund) acquired all the assets of the Bull Moose Growth Fund, a series of AmeriPrime Advisors Trust (the “Predecessor Fund”), in a tax-free reorganization. The Predecessor Fund commenced operations on December 21, 2001.

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. In such event, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and this SAI.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use.

A.          Equity Securities – The Fund may invest in equity securities, which include common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and convertible securities consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

ADRs, GDRs and EDRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate. See “Risks of Investing in Foreign Securities” herein.

Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Services, Inc. (“Moody’s”) although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Adviser expects, however, that generally the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Adviser. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

In addition to investing directly in common stocks, the Fund may invest in S&P Depositary Receipts (“SPDRs”) and other exchange traded funds. SPDRs are shares of a publicly traded unit investment trust which owns the stocks included in the applicable S&P Index such as the S&P 500 Index or the S&P Mid Cap 400 Index. Changes in the price of SPDRs track the movement of the associated Index relatively closely. When the Fund invests in exchange-traded funds, it will indirectly bear its proportionate share of any fees and expenses payable directly by such exchange-traded fund. In connection with such investments, the Fund will incur higher expenses, many of which may be duplicative.

B.          Convertible Securities - A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics, such as (a) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (b) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (c) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

C.          Corporate Debt Securities - Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements.

Lower quality corporate debt securities are those rated BBB or lower by Standard & Poor’s Corporation (“S&P”), Baa or lower by Moody’s Investors Services, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality (commonly called “junk bonds”). These securities are not considered to be investment grade and often are considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness or changes in economic conditions. The market prices of these securities will fluctuate over time, may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The market for lower quality securities may be less liquid than the market for securities of higher quality. Furthermore, the liquidity of lower quality securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher quality securities, and it also may be more difficult during certain adverse market conditions to sell lower quality securities at favorable prices to meet redemption requests or to respond to changes in the market. The Fund will not invest more than 10% of the value of its net assets in junk bonds. If, as a result of a downgrade, the Fund holds more than 10% of the value of its assets in junk bonds, the Fund will take action to reduce the value of such securities below 10%.

D.          Zero Coupon Bonds - The Fund may invest in zero coupon bonds issued by corporations as well as government agencies and instrumentalities. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value and redeemed at face value. The issuer of the bond avoids the need to generate cash to meet current interest payments and, accordingly, these bonds may involve greater risk than debt securities that make regular interest payments. The Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change.

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency, or by a corporation.

E.          Foreign Securities - The Fund may invest in foreign fixed income securities. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

Foreign government obligations generally consist of debt securities supported by national, state or provincial governments or similar political units or governmental agencies. Such obligations may or may not be backed by the national government’s full faith and credit and general taxing powers. Investments in foreign securities also include obligations issued by international organizations. International organizations include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related government agencies. Examples are the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. In addition, investments in foreign securities may include debt securities denominated in multinational currency units of an issuer (including international issuers). An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Economic Community, more commonly known as the Common Market.

Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

The world’s industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The world’s emerging markets generally include but are not limited to the following: Argentina, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) in the case of Eastern Europe and in China and other Asian countries, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events. So long as the Communist Party continues to exercise a significant or, in some countries, dominant role in Eastern European countries or in China and other Asian countries, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation. There may be no assurance that such expropriation will not occur in the future in either the Eastern European countries or other countries. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

F.          Brady Bonds - The Fund may invest in “Brady bonds,” which have been issued by the governments of Argentina, Brazil, Costa Rica, Mexico, Nigeria, Philippines, Uruguay and Venezuela. Most Brady bonds are currently rated below BBB by S&P or Baa by Moody’s.

The Brady Plan was conceived by the U.S. Treasury in the 1980’s in an attempt to produce a debt restructuring program which would enable a debtor country to (i) reduce the absolute level of debt of its creditor banks, and (ii) reschedule its external debt repayments, based upon its ability to service such debts by persuading its creditor banks to accept a debt write-off by offering them a selection of options, each of which represented an attractive substitute for the nonperforming debt. Although it was envisaged that each debtor country would agree to a unique package of options with its creditor banks, the plan was that these options would be based upon the following: (i) a discount bond carrying a market rate of interest (whether fixed or floating), with principal collateralized by the debtor country with cash or securities in an amount equal to at least one year of rolling interest; (ii) a par bond carrying a low rate of interest (whether fixed or floating), collateralized in the same way as in (i) above; and (iii) retention of existing debt (thereby avoiding a debt write-off) coupled with an advance of new money or subscription of new bonds.

The Fund may invest in either collateralized or uncollateralized Brady bonds. U.S. dollar-denominated, collateralized Brady bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

G.          U.S. Government Securities - The Fund may invest inU.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. It is possible that the U.S. government would not provide financial support to its agencies if not required to do so by law. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal Home Loan Banks are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. If a U.S. government agency in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund's share price could fall.

The Fund may invest in Treasury Inflation-Protected Securities, often called TIPS, which are government issued securities whose value is linked to the inflation rate. Like Treasury bills, bonds and notes, TIPS are backed by the full faith and credit of the United States government. TIPS are liquid securities that can be bought and then resold at any time on the open market or directly to the Treasury Department. TIPS pay a fixed interest rate; however, the principal is adjusted every six months based on the changes in the Consumer Price Index (CPI). If inflation rises, the principal of the bond increases; if deflation occurs, the principal decreases. The Fund can never receive less than the original principal if it holds the TIPS to maturity. The Fund will receive the inflation adjusted principal or the original principal, whichever is greater, when the bonds mature.

H.         Investment Company Securities. The Fund may invest in shares of other investment companies, such as other mutual funds, money market funds, and exchange-traded funds (“ETFs”). The Fund may invest in money market mutual funds in connection with its management of daily cash positions. The Fund may invest in ETFs that meet its investment strategy and, from time to time for defensive purposes and otherwise, ETFs that do not meet such investment strategy. The Fund may also invest in various sector and sub-sector ETFs. Additionally, the Funds may invest in new exchange-traded shares as they become available. As a shareholder of an investment company, the Fund may indirectly bear its pro rata portion of service and other fees of such other investment company, which are in addition to the fees the Fund pays its service providers.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.           Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.           Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (“SEC”) or its staff.

3.           Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.           Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.           Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.           Loans.The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.           Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.           Diversification. The Fund will not invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s Fundamental investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations-Fundamental” above).

1.           Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.           Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

3.           Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4.           Illiquid Investments. The Fund will not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

THE INVESTMENT ADVISER

The Roosevelt Investment Group, Inc., 317 Madison Ave., Suite 1004 New York, New York 10017 is the Fund’s investment adviser. Arthur Sheer owns at least 75% of the outstanding voting shares of the Adviser and may be deemed to be a controlling person of the Adviser.

Under the terms of the management agreement (the “Agreement”), the Adviser is responsible for managing the Fund’s investments, subject to oversight by the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. The Adviser pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the non-interested person trustees, extraordinary expenses, 12b-1 expenses and indirect expenses (such as fees and expenses of acquired funds).

The following table describes the advisory fees paid to the Adviser by the Fund for the last three fiscal years:

Fiscal Year Ended	Net Advisory Fees Paid

November 30, 2005	$45,339
November 30, 2006	$105,830
November 30, 2007	$196,772

The Adviser retains the right to use the Fund’s name in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the Fund’s name automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Manager

Arthur Sheer, Chief Executive Officer of the Adviser, serves as the portfolio manager of the Fund solely responsible for making investment decisions for the Fund (“Portfolio Manager”). As of November 30, 2007, the Portfolio Manager was responsible for management of the following types of other accounts in addition to the Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	N/A	N/A	N/A
Pooled Investment Vehicles	0	N/A	N/A	N/A
Retail Accounts	3,300	$1.68 billion	0	N/A

The Portfolio Manager is compensated for his services by the Adviser. His compensation consists of a fixed salary and an annual bonus based on the following: (i) the quality of research contributions, (ii) the performance of stock recommendations and (iii) his overall contribution to the firm’s success. Finally, the Portfolio Manager is also eligible to participate in the Adviser’s profit sharing program. As of November 30, 2007, the Portfolio Manager did not own any shares of the Fund.

The Portfolio Manager provides investment advisory and other services to clients other than the Fund. In addition, the Portfolio Manager may carry on investment activities for his own account(s) and/or the accounts of family members. The Fund has no interest in these activities. As a result of the foregoing, the Portfolio Manager is engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities. For example, the Portfolio Manager may manage such other accounts on terms that are more favorable than the terms on which the Adviser manages the Fund, such as in cases where the Adviser receives higher fees from the other accounts than the management fee received from the Fund.

There may be circumstances under which the Portfolio Manager will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund’s assets that the Portfolio Manager commits to such investment. There also may be circumstances under which the Portfolio Manager purchases or sells an investment for the other accounts and does not purchase or sell the same investment for the Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for the other accounts.

It is the Adviser’s and the Portfolio Manager’s policy that investment decisions for all accounts that the Portfolio Manager manages be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting the accounts and that investment transactions and opportunities be fairly allocated among the Fund and other accounts. For example, the Adviser has written policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Adviser. When feasible, the Portfolio Manager will group or block various orders to more efficiently execute orders and receive reduced commissions in order to benefit the Fund and other client accounts. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata average price per share basis.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 59) Independent Trustee, December 2002 to present; Chairman of Audit and Pricing Committees

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 61) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment adviser, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 56) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 55) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

*The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

** As of the date of this SAI, the Trust consists of 32 series.

The Trust’s Audit Committee consists of the Independent Trustees. The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. The Audit Committee met four times during the year ended December 31, 2007.

The Pricing Committee of the Board of Trustees is responsible for reviewing and approving the Adviser’s fair valuation determinations, if any. The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The Pricing Committee held four meetings during the year ended December 31, 2007.

The Adviser Contract Renewal Committee is responsible for conducting due diligence on the renewal of investment advisory contracts between the Trust and the advisers and sub-advisers to each series of the Trust, and making a recommendation to the full Board of Trustees regarding renewals of these contracts. The Committee reviews materials of the type required by Section 15(c) of the Investment Company Act of 1940, which is provided by the investment advisers and sub-advisers and the Trust's Administrator, and it also conducts telephone interviews of advisers and sub-advisers. The Adviser Contract Renewal Committee is comprised of all of the Trustees, although at least two independent Trustees are required to establish a quorum. This Committee was recently established in 2007 and held three meetings during the year ended December 31, 2007.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, and each officer of the Trust.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston(Age - 48) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 46) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

William Murphy (Age - 44)**** Interim Treasurer and Chief Financial Officer, February 2008 to present

Manager of Fund Administration for Unified Fund Services, Inc., the Trust’s administrator, since October 2007; Supervisor, Separate Accounts Administration for American United Life Insurance Company, from 2000 to October 2007.

Lynn E. Wood (Age - 60) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age - 31) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds from August 2004 to March 2007; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**As of the date of this SAI, the Trust consists of 32 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Fund’s distributor.

****Effective February 20, 2008, the Board appointed Mr. Murphy as Interim Chief Financial Officer and Treasurer to fill the vacancy created by the resignation of the prior Treasurer.

Compensation. Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by the Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and the Fund incurs its pro rata share of expenses based on the number of existing series in the Trust. As a result, the amount paid by the Fund will increase or decrease as new series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$1,500**	$0	$0	$48,000
Stephen A. Little, Chairman of the Board	$1,500**	$0	$0	$48,000
Daniel J. Condon, Trustee	$1,188***	$0	$0	$38,000
Ronald C. Tritschler, Trustee	$1,188****	$0	$0	$38,000
Interested Trustees and Officers	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Nancy V. Kelly, Trustee	$0	$0	$0	$0
Anthony J. Ghoston, President and CEO	$0	$0	$0	$0
John C. Swhear, Senior Vice President	$0	$0	$0	$0
William Murphy, Interim Treasurer and CFO	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$4,688*****	$0	$0	$150,000******
Heather Bonds, Secretary	$0	$0	$0	$0

* As of the date of this SAI, the Trust consists of 32 series.

     ** During the fiscal year ended November 30, 2007, these Trustees received a total of $1,300 each in fees from the Fund.
     *** During the fiscal year ended November 30, 2007, the Trustee received a total of $1,045 in fees from the Fund.
     **** During the fiscal period ended November 30, 2007, the Trustee received a total of $992 in fees from the Fund.
     ***** During the fiscal period ended November 30, 2007, the CCO received a total of $4,725 from the Adviser.

****** In addition to the CCO’s salary listed in the table, the Trust incurs up to $20,000 to pay for the CCO’s expenses in connection with compliance-related activities, including audits of advisers to the series of the Trust, attendance at compliance seminars, etc. These expenses are shared, pro rata, by each series of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

As of March 15, 2008, the Fund had the following control persons or principal shareholders.

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104	32.05%	Record
Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	15.83%	Record
Saxan & Co. P.O. Box 7780-1888 Philadelphia, PA 19182	9.57%	Record
Prudential Investment Management 100 Mulberry Street Newark, NJ 07102	8.03%	Record

As of March 15, 2008, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the Fund.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TURNOVER

The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. The Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. For the fiscal years ended November 30, 2006 and 2007, the Fund’s portfolio turnover rate was 102.70% and 146.35%, respectively.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement. For the fiscal year ended November 30, 2007, the Fund directed the following Fund brokerage transactions to brokers who provided research services to the Adviser:

Brokerage Transactions Directed	Brokerage Commissions Paid
$59,546,502	$64,135

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. Blocked transactions may also occur between the Fund and employees of the Adviser; however in the event that the entire blocked order is not filled, the purchase or sale of the Fund will have priority over the purchase or sale of employees of the Adviser.

The following table provides information regarding the amount of brokerage commissions paid by the Fund for the last three fiscal years:

Fiscal Year End	Brokerage Commissions Paid
November 30, 2005	$16,688
November 30, 2006	$46,220
November 30, 2007	$70,056

The Trust, the Adviser and the Fund’s distributor have each adopted a Code of Ethics (the “Code”) pursuant to Rule 17j-1 of the 1940 Act, and the Adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Fund, free of charge, by calling Shareholder Services at (877) 322-0576. You may also obtain copies of the Trust’s Code from documents filed with the SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisers at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Fund has ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Adviser nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. The Fund also will post its complete portfolio holdings on its website (if the Fund has a website) within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. If the Fund does not have a website or the website is for some reason inoperable, the information will be supplied to Rating Agencies no more frequently than monthly and on a delayed basis.

~~The Adviser has entered into an agreement with Conflict Securities Advisory Group (“CSAG”) to provide initial certifications and ongoing monitoring of companies in the Fund’s portfolio in an attempt to ensure that no company owned by the Fund is subject to global security risk. In order for CSAG to provide global risk screening, the Adviser will provide a report to CSAG within 10 days of the end of each calendar month that identifies and confirms the investments of the Fund as of the month-end, as well as a report to CSAG of any Fund transaction resulting in an acquisition of a new security within 10 business days from the date of such transaction. CSAG has entered into a Confidentiality Agreement pursuant to which it has agreed to keep the Fund’s portfolio information strictly confidential and to use it only for the purpose for which it was provided to CSAG; and CSAG further has agreed that it will not use the Confidential Information in a manner adverse to the interests of Fund shareholders or for personal trading by CSAG or its employees.~~

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Trust’s Chief Compliance Officer (“CCO”). The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund’s portfolio holdings to the CCO, who will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). The Plan permits the Fund to pay for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually by the Fund is 0.25% of its average daily net assets.

Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating the Plan. The Fund does not participate in any joint distribution activities with other mutual funds.

The Trustees expect that the Plan could significantly enhance the Fund’s ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.

The Plan was approved by the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person at a meeting held on September 12, 2005. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the applicable class. Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent Trustees. The Fund paid distribution fees of $49,193 related to the fiscal year ended November 30, 2007. The fees were used for payments to broker-dealers and other sponsors of mutual fund sales platforms.

DETERMINATION OF NET ASSET VALUE

The price (net asset value) of the shares of the Fund is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see “Determination of Net Asset Value” in the Prospectus.

Equity securities generally are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith according to guidelines established by the Board of Trustees. The Board of Trustees annually approves the pricing services used by the fund accounting agent. The fund accounting agent maintains a pricing review committee, which consults with an Independent Trustee who is a member of the Pricing Committee as fair valuation issues arise. Fair valued securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

Fixed income securities are valued by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, according to guidelines established by the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

The Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets	= Net Asset Value Per Share
Shares Outstanding

An example of how the Fund calculated its net asset value per share as of the last day of the fiscal year ended November 30, 2007 is as follows:

$27,162,852	=	$18.87
1,439,204

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, pursuant to an election by the Trust on behalf of the Fund under Rule 18f-1 of the 1940 Act, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends the Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are generally subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of November 30, 2007, the Fund had no unused capital loss carryforwards.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. A Trustee of the Trust is a member of the Custodian’s management. The Custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the “Distributor”), the Trust’s distributor.

For its custodial services, the Custodian receives a monthly fee from the Fund based on the market value of assets under custody. The monthly fee is equal to an annual rate of 0.0125% of the first $75 million of market value; 0.0100% of the next $75 million of market value; and 0.0075% of market value in excess of $150 million. The Custodian also receives various transaction-based fees. Custodial fees are subject to a $250 monthly minimum fee per Fund account.

FUND SERVICES

Unified Fund Services, Inc. (“Unified”), 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208, acts as the Fund’s transfer agent, fund accountant, and administrator. Unified is a wholly-owned subsidiary of Huntington Bancshares, the parent company of the Custodian and the Distributor. Certain officers of the Trust also are officers of Unified.

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Adviser of $1.25 per shareholder account (subject to a monthly minimum fee of $1,250).

In addition, Unified provides the Fund with fund accounting services, which include certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives a monthly fee from the Adviser equal to an annual rate of 0.05% of the Fund’s average daily net assets up to $50 million, 0.04% of the Fund’s average daily net assets from $50 million to $100 million, 0.03% of the Fund’s average daily net assets from $100 million to $150 million, and 0.02% of the Fund’s average daily net assets over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month).

Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Adviser equal to an annual rate of 0.10% of the Fund’s average daily net assets under $50 million, 0.07% of the Fund’s average daily net assets from $50 million to $100 million, 0.05% of the Fund’s average daily net assets from $100 million to $150 million, and 0.03% of the Fund’s average daily net assets over $150 million (subject to a minimum fee of $2,500 per month). Unified also receives a compliance program services fee of $800 per month from the Adviser.

The following table provides information regarding fees paid by the Adviser (not the Fund) to Unified during the last three fiscal years in connection with its transfer agency, fund accounting and administrative services to the Fund.

Fiscal Year Ended	Fees Paid for Transfer Agent Services	Fees Paid for Fund Accounting Services	Fees Paid for Administrative Services
November 30, 2007	$16,237	$20,000	$30,000
November 30, 2006	$16,325	$24,036	$32,490
November 30, 2005	$16,290	$20,691	$30,776

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as independent registered public accountants for the Fund for the fiscal year ending November 30, 2008. Cohen Fund Audit Services, Ltd. performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Unified Financial Securities, Inc., 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund. An officer of the Trust also is an officer of the Distributor, and a Trustee of the Trust is an officer of the Custodian, which, together with the Distributor and Unified, are wholly-owned subsidiary of Huntington Bancshares. As a result, such persons may be deemed to be affiliates of the Distributor.

The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

PROXY VOTING POLICIES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund’s Adviser ~~who, in turn, has retained Institutional Shareholder Services, Inc. (ISS) to act as voting agent to review proxies, make voting determinations and actually vote proxies. ISS votes the Fund’s proxies in accordance with its proxy voting guidelines which provide that, for the most part, proxy issues~~ .

The Adviser’s policy provides that it will generally direct proxies to be voted in accordance with the recommendations of Glass Lewis & Co., an independent research firm that the Adviser has engaged to provide proxy voting-related research. Proxy issues generally will be reviewed on a case-by-case basis, taking into account the circumstances surrounding the company being analyzed. ~~The proxy~~ For example, the voting guidelines provide that ~~ISS~~it will generally ~~will~~recommend that the Adviser vote in favor of management proposals that seek to protect and enhance the best interest of shareholders by promoting, among other things, (i) director independence, (ii) a record of positive performance, (ii) a breadth and depth of experience with respect to management and directors, (iv) management accountability (with respect to company performance), and (v) transparency and integrity of the financial reporting process. The Adviser has also engaged Broadridge Financial Solutions, Inc. to actually vote proxies in accordance with its directions.

Pursuant to the Trust’s policy, if a conflict of interest between ~~ISS~~the Adviser or its affiliates and the Fund arises with respect to any proxy, ~~ISS~~the Adviser must disclose the conflict to the Trust’s Chief Compliance Officer who will consult with the Board of Trustees on how to vote the proxies. When the Board of Trustees is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon are permitted to participate in the decision of how the Fund’s vote will be cast. ~~ISS~~The Adviser will then be required to vote the proxy in accordance with the Board’s instructions.

More information. You may obtain a copy of the Trust’s and ~~a summary of the ISS Proxy Voting Guidelines~~the Adviser’s by calling Shareholder Services at (877) 322-0576 or by writing to Unified Fund Services, Inc., the Fund’s transfer agent, at 431 N. Pennsylvania Avenue, Indianapolis, IN 46204, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ended June 30, 2004) are filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record is also available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accountants, required to be included in the Statement of Additional Information, are hereby incorporated by reference to the Fund’s Annual Report to the shareholders for the fiscal year ended November 30, 2007. You can obtain the Annual Report without charge by calling Shareholder Services at (877) 322-0576.

PART C. OTHER INFORMATION

Item 23.	Exhibits

(1)	(a) Financial Statements included in Part A: Financial Highlights Table for Roosevelt Multi-Cap Fund - Filed herewith

(b) Financial Statements included in Part B: Audited Financial Statements for Roosevelt Multi-Cap Fund – Field herewith.

(2) (a)

(i)	Agreement and Declaration of Trust as filed with the State of Ohio on October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.
(ii)

First Amendment to Agreement and Declaration of Trust, as filed with the State of Ohio on September 15, 2005 – Filed with Registrant’s registration statement on Form N-1A dated March 31, 2006 and incorporated herein by reference.

(iii)

Amendment No. 2 to Agreement and Declaration of Trust, as filed with the State of Ohio on May 17, 2006 – Filed with Registrant’s registration statement on Form N-1A dated July 24, 2006 and incorporated herein by reference.

(iv)

Amendment No. 3 to Agreement and Declaration of Trust, as filed with the State of Ohio on September 1, 2006 – Filed with Registrant’s registration statement on Form N-1A dated September 19, 2006 and incorporated herein by reference.

(v)	Amendments No. 4 and 6 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A on July 5, 2007 and incorporated herein by reference.

(vi)	Amendment No. 5 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated August 1, 2007 and incorporated herein by reference.

(vii)	Amendment No. 7 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated August 31, 2007 and incorporated herein by reference.

(viii)	Amendment No. 8 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

(b)	By-laws adopted as of October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders – None.

(d)	Investment Advisory Contracts:

1.

Copy of Registrant’s Management Agreement with Gamble, Jones, Morphy & Bent with regard to the GJMB Growth Fund, approved December 18, 2002 –Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

2.

(a)           Copy of Registrant’s Management Agreement with Spectrum Advisory Services, Inc. (“Spectrum”) with regard to the Marathon Value Portfolio, approved December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Spectrum regarding fee waiver and expense reimbursement with respect to the Marathon Value Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 29, 2008 and incorporated herein by reference.

3.

(a)           Copy of Registrant’s Management Agreement with StoneRidge Investment Partners, LLC with regard to the StoneRidge Small Cap Growth Fund, approved December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with StoneRidge Investment Partners, LLC, regarding fee waiver and expense reimbursement with respect to the StoneRidge Small Cap Growth Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2007 and incorporated herein by reference.

4.

(a)           Copy of Registrant’s Amended and Restated Management Agreement with Becker Capital Management, Inc. with regard to the Becker Value Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Becker Capital Management, Inc., regarding fee waiver and expense reimbursement with respect to the Becker Value Equity Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 29, 2008 and incorporated herein by reference.

5.

(a)           Copy of Registrant’s Management Agreement with Becker Capital Management, Inc. with regard to the Becker Small Cap Value Equity Fund approved December 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated October 20, 2004 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Becker Capital Management, Inc., regarding fee waiver and expense reimbursement with respect to the Becker Small Cap Value Equity Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 29, 2008 and incorporated herein by reference.

6.

(a)           Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Contrarian Large Cap Value Fund, approved September 7, 2003 – Filed with Registrant’s  registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Dreman Value Management, LLC, regarding fee waiver and expense reimbursement with respect to the Dreman Contrarian Large Cap Value Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

7.

(a)           Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Contrarian Mid Cap Value Fund, approved September 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Dreman Value Management, LLC, regarding fee waiver and expense reimbursement with respect to the Dreman Contrarian Mid Cap Value Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

8.

(a)           Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Contrarian Small Cap Value Fund, approved September 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Dreman Value Management, LLC, regarding fee waiver and expense reimbursement with respect to the Retail Class shares of the Dreman Contrarian Small Cap Value Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 28, 2007 and incorporated herein by reference.

(c)

Copy of the Side Letter Agreement with Dreman Value Management, LLC, regarding fee waiver and expense reimbursement with respect to the Institutional Class shares of the Dreman Contrarian Small Cap Value Fund for the 2007 fiscal year – Filed with Registrant’s registration statement on Form N-1A on July 5, 2007 and incorporated herein by reference.

9.

(a)           Copy of Registrant’s Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Dividend Growth Fund approved December 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(b)

Copy of Amended and Restated Side Letter Agreement with Crawford Investment Counsel, Inc., dated April 26, 2006, regarding fee waiver and expense reimbursement with respect to the Crawford Dividend Growth Fund for – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

10.

Copy of Registrant’s Amended and Restated Management Agreement with IMS Capital Management, Inc. with regard to the IMS Capital Value Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007, and incorporated herein by reference.

11.

(a)           Copy of Registrant’s Management Agreement with IMS Capital Management, Inc. with regard to the IMS Strategic Allocation Fund approved June 6, 2004 – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with IMS Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the IMS Strategic Allocation Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

12.

(a)           Copy of Registrant’s Management Agreement with IMS Capital Management, Inc. with regard to the IMS Strategic Income Fund approved June 6, 2004 – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with IMS Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the IMS Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

13.

(a)           Copy of Registrant’s Amended and Restated Management Agreement with Chinook Capital Management with respect to the Chinook Emerging Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Chinook Capital Management regarding fee waiver and expense reimbursement with respect to the Chinook Emerging Growth Fund for the 2008 fiscal year– Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

14.

(a)           Copy of Registrant’s Management Agreement with Marco Investment Management, LLC with regard to the Marco Targeted Return Fund approved December 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated October 15, 2004 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Marco Investment Management, LLC regarding fee waiver and expense reimbursement with respect to the Marco Targeted Return Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

15.

(a)           Copy of Registrant’s Management Agreement with Financial Counselors, Inc. with regard to the FCI Equity Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Financial Counselors, Inc. regarding fee waiver and expense reimbursement with respect to the FCI Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated January 29, 2008 and incorporated herein by reference.

16.

(a)           Copy of Registrant’s Management Agreement with Financial Counselors, Inc. with regard to the FCI Bond Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Financial Counselors, Inc. regarding fee waiver and expense reimbursement with respect to the FCI Bond Fund – Filed with Registrant’s registration statement on Form N-1A dated February 28, 2007 and incorporated herein by reference.

17.

(a)           Copy of Registrant’s Management Agreement with Archer Investment Corporation with regard to the Archer Balanced Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated July 27 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Balanced Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 28, 2007 and incorporated herein by reference.

18.

Copy of Registrant’s Management Agreement with The Roosevelt Investment Group with respect to the Roosevelt Multi-Cap Fund, approved September 12, 2005 – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

19.

(a)           Copy of Registrant’s Management Polynous Capital Management, Inc. with regard to the Polynous Growth Fund, approved September 12, 2005 – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Polynous Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Polynous Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

20.

(a)           Copy of Registrant’s amended and restated Management Agreement with Iron Financial Management, Inc., dated January 30, 2006, with regard to Iron Market Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(c)

Form of Side Letter Agreement with Iron Financial Management, Inc., regarding the temporary reduction of the management fee for the Iron Market Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated January 29, 2008 and incorporated herein by reference.

21.

(a)           Copy of Registrant’s Management Agreement with SMI Advisory Services, LLC with regard to the Sound Mind Investing Fund approved August 29, 2005 – Filed with Registrant’s registration statement on Form N-1A August 6, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with SMI Advisory Services, LLC regarding fee waiver and expense reimbursement with respect to the Sound Mind Investing Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 29, 2008 and incorporated herein by reference.

22.

(a)           Copy of Registrant’s Management Agreement with Quixote Capital Management, LLC with regard to the QCM Absolute Return Fund approved August 29, 2005 – Filed with Registrant’s registration statement on Form N-1A August 6, 2005 and incorporated herein by reference.

(b)

Form of Amended and Side Letter Agreement with Quixote Capital Management, LLC regarding fee waiver and expense reimbursement with respect to the QCM Absolute Return Fund - Filed with Registrant’s registration statement on Form N-1A dated February 28, 2007 and incorporated herein by reference.

23.

(a)           Copy of Registrant’s Management Agreement with Toreador Research & Trading LLC with regard to Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(b)

Copy of Executed Side Letter Agreement with Toreador Research & Trading LLC regarding fee waiver and expense reimbursement with respect to the Toreador Large Cap Fund– Filed with Registrant’s registration statement on Form N-1A dated May 22, 2006 and incorporated herein by reference.

24.

(a)           Copy of Registrant’s Management Agreement with Iron Financial Management, Inc., with regard to Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated May 3, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Iron Financial Management, Inc., regarding fee waiver and expense reimbursement with respect to the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated January 29, 2008 and incorporated herein by reference.

25.

(a)           Copy of Registrant’s Management Agreement with Leeb Capital Management, Inc. with regard to Leeb Focus Fund – Filed with Registrant’s registration statement on Form N-1A dated November 30, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Leeb Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Leeb Focus Fund for the 2008 fiscal year– Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

26.

(a)           Copy of Registrant’s Management Agreement with Pekin Singer Strauss Asset Management, Inc. with regard to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Pekin Singer Strauss Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the Appleseed Fund for the 2008 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

27.

(a)           Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Alpha Growth Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Alpha Growth Institutional Fund for the 2008 and 2009 fiscal years – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

28.

(a)           Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Alpha Value Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Alpha Value Institutional Fund for the 2008 and 2009 fiscal years – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

29.

(a)           Copy of Registrant’s Management Agreement with SMI Advisory Services, LLC with regard to the Sound Mind Investing Managed Volatility Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2006 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with SMI Advisory Services, LLC regarding fee waiver and expense reimbursement with respect to the Sound Mind Investing Managed Volatility Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2006 and incorporated herein by reference.

30.

(a)           Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated August 1, 2007 and incorporated herein by reference.

31.

(a)           Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated August 1, 2007 and incorporated herein by reference.

32.

(a)           Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(b)

Copy of Sub-advisory Agreement between Dean Investment Associates, LLC and Newton Capital Management Ltd. with regard to Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(c)

Form of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated August 1, 2007 and incorporated herein by reference.

33.

(a)           Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Quantitative Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Dreman Value Management, LLC regarding fee waiver and expense reimbursement with respect to the Dreman Quantitative Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference

34.

(a)           Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to Dreman Quantitative Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Dreman Value Management, LLC regarding fee waiver and expense reimbursement with respect to the Dreman Quantitative Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

35.

(a)           Copy of Registrant’s Management Agreement with Dreman Value Management, LLC with regard to the Dreman Quantitative Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Dreman Value Management, LLC regarding fee waiver and expense reimbursement with respect to the Dreman Quantitative Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

36.

(a)           Copy of Registrant’s Management Agreement with Mirzam Asset Management, LLC with regard to the Mirzam Enhanced Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Mirzam Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Mirzam Enhanced Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

(c)

Copy of Sub-Advisory Agreement between Mirzam Asset Management, LLC and Bastiat Capital, LLC with regard to Mirzam Enhanced Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

37.

(a)           Copy of Registrant’s Management Agreement with Bell Investment Advisors, Inc. with regard to the Bell Worldwide Trends Fund – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Bell Investment Advisors, Inc. regarding fee waiver and expense reimbursement with respect to the Bell Worldwide Trends Fund – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

38.

(a)           Copy of Registrant’s Management Agreement with SB-Auer Funds, LLC with regard to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with SB-Auer Funds, LLC regarding fee waiver and expense reimbursement with respect to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

39.

(a)           Copy of Registrant’s Management Agreement with Envestnet Asset Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Envestnet Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(c)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Aletheia Research and Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(d)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Hillman Capital Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(e)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Optique Capital Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(f)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and London Company of Virginia with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(g)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Pictet Asset Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(h)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and WB Capital Management Inc. with regard to 3to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

40.

(a)           Copy of Registrant’s Management Agreement with Envestnet Asset Management, Inc. with regard to 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Envestnet Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(c)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Loomis, Sayles & Company, LP with regard to 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(d)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and SMH Capital Advisors, Inc. with regard to 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

41.

Copy of Portfolio Consulting Agreement between Envestnet Asset Management, Inc. and III to I Financial Management Research, L.P. with regard to 3 to 1 Funds – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

42.	(a) Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Small Cap Institutional Fund – To be filed.

(b)	Form of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Small Cap Institutional Fund – To be filed.

(e)

(1)           Underwriting Contracts. Copy of Registrant’s Distribution Agreement with Unified Financial Securities, Inc., dated December 18, 2002, as amended December 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated December 30, 2004 and incorporated herein by reference.

(2)

Underwriting Contracts. Copy of Distribution Agreement among Registrant, Becker Capital Management, Inc. and Unified Financial Securities, Inc., dated October 17, 2003 – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(3)

Underwriting Contracts. Copy of Distribution Agreement among Registrant, Dreman Value Management, LLC and Unified Financial Securities, Inc., dated October 17, 2003 – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(4)

Underwriting Contracts. Copy of Distribution Agreement among Registrant, Crawford Investment Counsel, Inc. and Unified Financial Securities, Inc., approved December 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(5)

Underwriting Contracts. Copy of Distribution Agreement between Registrant and Polynous Securities, LLC, approved September 12, 2005 – Filed with Registrant’s registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts – None.

(g)	Custodian Agreements.

(1)

Copy of Registrant’s Custodian Agreement with Huntington National Bank, dated December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(2)

(a)           Custodian Agreement. Copy of Registrant’s Custodian Agreement with U.S. Bank, N.A., dated September 23, 2005 – Filed with Registrant’s registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

(b)

Amendment to Custodial Agreement between U.S. Bank, N.A. and Registrant, dated December 2005 – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

(3)

Special Custody and Pledge Agreement, by and among, Registrant, Goldman, Sachs & Co., Quixote Capital Management, LLC, and U.S. Bank National Association with respect to the QCM Absolute Return Fund, dated December 2, 2005 – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

(h)

(1)           (a)      Other Material Contracts. Amended Mutual Fund Services Agreement between Registrant and Unified Fund Services, Inc. – Filed with Registrant’s registration statement on Form N-1A dated November 30, 2005 and incorporated herein by reference.

(b)

Amendment to Amended Mutual Fund Services Agreement between Registrant and Unified Fund Services, Inc., effective as of October 1, 2007 – Filed with Registrant’s registration statement on Form N-1A dated October 30, 2007 and incorporated herein by reference.

(i)

Legal Opinion and Consent – Legal Opinion of Thompson Hine LLP filed with Registrant's registration statement on Form N-1A dated December 17, 2007 is incorporated herein by reference and the legal consent is filed herewith.

(j)	Other Opinions. Consent of independent registered public accounting firm to the use of audited financial statements for Roosevelt Multi-Cap Fund – Filed herewith.

(k)	Omitted Financial Statements – None.

(l)

Initial Capital Agreements. Copy of Letter of Investment Intent from Unified Fund Services, Inc., dated December 30, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(m)

(1)           Copy of Rule 12b-1 Distribution Plan for each of Dreman Contrarian Large Cap Value Fund, the Dreman Contrarian Mid Cap Value Fund and the Dreman Contrarian Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(2)

Copy of Distribution Coordination Agreement for each of the Dreman Contrarian Large Cap Value Fund, the Dreman Contrarian Mid Cap Value Fund and the Dreman Contrarian Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2003 and incorporated herein by reference.

(3)	Copy of Rule 12b-1 Distribution Plan for Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(4)	Copy of Rule 12b-1 Distribution Plan for Chinook Emerging Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(5)	Copy of Rule 12b-1 Distribution Plan for Archer Balanced Fund – Filed with Registrant’s registration statement on Form N-1A dated July 27, 2005 and incorporated herein by reference.

(6)	Copy of Rule 12b-1 Distribution Plan for the Roosevelt Multi-Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

(7)	Copy of Rule 12b-1 Distribution Plan for the Polynous Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

(8)	Copy of Rule 12b-1 Distribution Plan for FCI Equity Fund and FCI Bond Fund – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2005 and incorporated herein by reference.

(9)	Copy of Rule 12b-1 Distribution Plan for QCM Absolute Return Fund – Filed with Registrant’s registration statement on Form N-1A dated June 13, 2006 and incorporated herein by reference.

(10)

Copy of Rule 12b-1 Distribution Plan with respect to the Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(11)

Copy of Rule 12b-1 Distribution Plan with respect to the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated July 24, 2006 and incorporated herein by reference.

(12)

Copy of Rule 12b-1 Distribution Plan with respect to the Leeb Focus Fund Retail Class shares – Filed with Registrant’s registration statement on Form N-1A dated September 19, 2006 and incorporated herein by reference.

(13)	Copy of Rule 12b-1 Distribution Plan with respect to the Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

(14)

Copy of Rule 12b-1 Distribution Plan with respect to the Dean Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(15)

Copy of Rule 12b-1 Distribution Plan with respect to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(16)	Copy of Rule 12b-1 Distribution Plan with respect to the Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(17)

Copy of Rule 12b-1 Distribution Plan with respect to the Dreman Quantitative Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(18)

Copy of Rule 12b-1 Distribution Plan with respect to the Dreman Quantitative Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(19)

Copy of Rule 12b-1 Distribution Plan with respect to the Dreman Quantitative Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 12, 2007 and incorporated herein by reference.

(20)

Copy of Rule 12b-1 Distribution Plan with respect to the Mirzam Enhanced Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2007 and incorporated herein by reference.

(21)

Copy of Rule 12b-1 Distribution Plan with respect to the Bell Worldwide Trends Fund – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

(22)

Copy of Rule 12b-1 Distribution Plan with respect to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(23)

Copy of Rule 12b-1 Distribution Plan with respect to the 3 to 1 Diversified Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

(24)	Copy of Rule 12b-1 Distribution Plan with respect to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(n)	(1) Copy of Rule 18f-3 Plan for Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(2)	Copy of Rule 18f-3 Plan for the Leeb Focus Fund – Filed with Registrant’s registration statement on Form N-1A dated November 30, 2006 and incorporated herein by reference.

(3)	Copy of Rule 18f-3 Plan for the Dreman Contrarian Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A on July 5, 2007 and incorporated herein by reference.

(o)	Reserved.

(p)	(1) Registrant’s Amended Code of Ethics – Filed with Registrant’s registration statement on Form N-1A dated December 1, 2005 and incorporated herein by reference.

(2)	Code of Ethics for Senior Executive Officers – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(q)	(1) Registrant’s Revised Proxy Voting Policy – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(2)	ISS Proxy Voting Guidelines adopted by Becker Capital Management, Inc. – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(3)

Proxy Voting Policy and Procedures adopted by Dreman Value Management, LLC with respect to the Dreman Funds – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(4)

Proxy Voting Policy and Procedures adopted by Crawford Investment Counsel, Inc. – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(5)

Proxy Voting Policy and Procedures adopted by Spectrum Advisory Services, Inc. – Filed with Registrant’s registration statement on Form N-1A dated February 27, 2004 and incorporated herein by reference.

(6)	Proxy Voting Policy and Procedures adopted by Ariston Capital Management Corp. – Filed with Registrant’s registration statement on Form N-1A dated March 3, 2004 and incorporated herein by reference.

(7)

Proxy Voting Policy and Procedures adopted by Gamble, Jones, Morphy & Bent with regard to the GJMB Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated May 30, 2004 and incorporated herein by reference.

(8)

Proxy Voting Policy and Procedures adopted by IMS Capital Management, Inc. with regard to each of the IMS Funds – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(9)

Proxy Voting Policy and Procedures adopted by Chinook Capital Management with regard to the Chinook Emerging Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 13, 2004 and incorporated herein by reference.

(10)

Proxy Voting Policy and Procedures adopted by Marco Investment Management, LLC with regard to the Marco Targeted Return Fund – Filed with Registrant’s registration statement on Form N-1A dated October 15, 2004 and incorporated herein by reference.

(11)

Proxy Voting Policy and Procedures adopted by Financial Counselors, Inc. with regard to each of the FCI Funds – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

(12)

Proxy Voting Policy and Procedures adopted by Archer Investment Corporation with regard to the Archer Balanced Fund – Filed with Registrant’s registration statement on Form N-1A dated July 27, 2005 and incorporated herein by reference.

(13)

Proxy Voting Policy and Procedures adopted by Quixote Capital Management, LLC with regard to the QCM Absolute Return Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2005 and incorporated herein by reference.

(14)

Proxy Voting Policy and Procedures adopted by with Toreador Research & Trading LLC as advisor to Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(15)

Proxy Voting Policy and Procedures adopted by Leeb Capital Management, Inc. as advisor to Leeb Focus Fund – Filed with Registrant’s registration statement on Form N-1A dated September 19, 2006 and incorporated herein by reference.

(16)

Proxy Voting Policy and Procedures adopted by Pekin Singer Strauss Asset Management, Inc. as advisor to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

(17)

Updated Proxy Voting Policy and Procedures adopted by Symons Capital Management, Inc. as advisor to Symons Institutional Funds– Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

(18)

Proxy Voting Policy and Procedures adopted by SMI Advisory Services, LLC as advisor to Sound Mind Investing Funds – Filed with Registrant’s registration statement on Form N-1A dated October 13, 2006 and incorporated herein by reference.

(19)

Proxy Voting Policy and Procedures adopted by Dean Investment Associates, LLC as advisor to the Dean Funds – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(20)

Proxy Voting Policy and Procedures adopted by Newton Capital Management Ltd. as sub-advisor to the Dean International Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(21)	Proxy Voting Guidelines used with respect to Roosevelt Multi-Cap Fund – Filed herewith.

(22)

Proxy Voting Policy and Procedures adopted by Bastiat Capital, LLC as sub-advisor to the Mirzam Enhanced Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

(23)

Proxy Voting Policy and Procedures adopted by Bell Investment Advisors, Inc. as advisor to the Bell Worldwide Trends Fund – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

(24)

Proxy Voting Policy and Procedures adopted by Aletheia Research and Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(25)

Proxy Voting Policy and Procedures adopted by Hillman Capital Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(26)

Proxy Voting Policy and Procedures adopted by Optique Capital Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(27)

Proxy Voting Policy and Procedures adopted by London Company of Virginia as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(28)

Proxy Voting Policy and Procedures adopted by Pictet Asset Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(29)

Proxy Voting Policy and Procedures adopted by WB Capital Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(30)

Proxy Voting Policy and Procedures adopted by SMH Capital Advisors, Inc. as sub-adviser to the 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(31)

Proxy Voting Policy and Procedures adopted by Loomis, Sayles & Company, LP as sub-adviser to the 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(32)

Proxy Voting Policy and Procedures adopted by SBAuer Funds, LLC as adviser to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

Item 24.	Persons Controlled by or Under Common Control with Registrant

The sole shareholder of each of the FCI Bond Fund and FCI Equity Fund (together, the FCI Funds”), Midtrusco, is under common control with the FCI Funds’ investment adviser, Financial Counselors, Inc. Financial Counselors, Inc. is owned 100% by FCI Holding Corporation, a Delaware corporation.

Becker Capital Management may be deemed to be under common control with the Becker Small Cap Value Equity Fund because the employees of Becker own more than 25% of the Becker Small Cap Value Equity Fund, through the Becker Capital Management, Inc. Pension Plan, and 100% of Becker Capital Management.

Dean Investment Associates, LLC may be deemed to be under common control with each of the Dean Funds because various persons that own Dean Wealth Management LLP, a controlling shareholder of the Dean Funds, also indirectly own more than 75% of Dean Investment Associates, LLC.

Item 25.	Indemnification

Article VI, Section 6.4 of the Declaration of Trust of Unified Series Trust, an Ohio business trust, provides that:

Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Item 26.	Business and Other Connections of the Investment Advisers

1.

Archer Investment Corporation (“Archer”) serves as investment adviser to the Archer Balanced Fund, a series of Registrant. Mr. Troy Patton is the Managing Director of Archer. Further information about Archer can be obtained from the Form ADV Part I filed via the FINRA’s CRD/IARD system, and available on the Investment Adviser Public Disclosure Website (“IAPD”).

2.

Bastiat Capital, LLC (“Bastiat”) serves as sub-advisor to Mirzam Enhanced Equity Fund. Albert J. Meyer and William L. Culbertson, III, portfolio managers of the Mirzam Enhanced Equity Fund, each is a managing member of Bastiat. Further information about Bastiat can be obtained from its Form ADV Part I available on the IAPD.

3.

Becker Capital Management, Inc. (“Becker”) serves as the investment adviser for the Becker Value Equity Fund and the Becker Small Cap Value Equity Fund, each a series of the Trust. Patrick E. Becker serves as the Chairman and Chief Investment Officer of Becker. Further information about Becker can be obtained from the Form ADV Part I available on the IAPD.

4.

Crawford Investment Counsel, Inc. (“Crawford”) serves as the investment adviser for the Crawford Dividend Growth Fund, a series of the Trust. John H. Crawford III serves as President and Chief Investment Officer of Crawford. Further information about Crawford can be obtained from the Form ADV Part I available on the IAPD.

5.

Chinook Capital Management serves as the investment adviser to the Chinook Emerging Growth Fund, a series of the Trust. Mr. Gregory Houser is a managing member of Chinook. Further information about Chinook can be obtained from the Form ADV Part I available on the IAPD.

6.

Dean Investment Associates, LLC (“Dean”), serves as investment advisor to the Dean Funds. Stephen M. Miller serves President and Chief Operating Officer of Dean, and each of Mark E. Schutter, Ronald A. Best and Debra E. Rindler are executive officers. Further information about Dean can be obtained from its Form ADV Part I available on the IAPD.

7.

Dreman Value Management, LLC (“Dreman”) serves as the investment adviser for the Dreman Contrarian Large Cap Value Fund, Dreman Contrarian Mid Cap Value Fund, Dreman Contrarian Small Cap Value Fund, Dreman Quantitative Large Cap Value Fund, Dreman Quantitative Mid Cap Value Fund and Dreman Quantitative Small Cap Value Fund, each a series of the Trust. Mr. David Dreman is the Chairman and Chief Investment Officer of Dreman. Further information about Dreman can be obtained from the Form ADV Part I available on the IAPD.

8.

Financial Counselors, Inc. (“FCI”)serves as the investment adviser to the FCI Equity Fund and FCI Bond Fund, each a series of the Trust. Mr. Robert T. Hunter serves as President and Chief Executive Officer of FCI. Further information about FCI can be obtained from the Form ADV Part I available on the IAPD.

9.

Gamble, Jones, Morphy & Bent (“GJMB”) serves as the investment adviser for the GJMB Growth Fund, a series of the Trust. Mr. Thomas W. Bent serves as Senior Vice President and Chief Financial Officer, Christopher E. Morphy as President, and David M. Davis as Chief Operations Officer. Ashley A. Jones and Alison Gamble are both partners of GJMB. Further information about GJMB, its officers and partners can be obtained from the Form ADV Part I available on IAPD.

10.

IMS Capital Management, Inc.(“IMS”) serves as the investment adviser to the IMS Capital Value Fund, IMS Strategic Allocation Fund and IMS Strategic Income Fund, each a series of the Trust. Mr. Carl W. Marker serves as Chairman and President of IMS. Further information about IMS can be obtained from the Form ADV Part I available on the IAPD.

11.

Iron Financial Management, Inc. serves as investment advisor to the Iron Market Opportunity Fund. Mr. Aaron Izenstark is the President, while Mr. Richard Lakin is the Chief Compliance Officer and Chief Operations Officer of Iron Financial. Further information about Iron Financial can be obtained from its Form ADV Part I available on the IAPD.

12.

Leeb Capital Management, Inc. (“Leeb”), serves as investment advisor to the Leeb Focus Fund. Steven L. Leeb is the President and Donna A. Leeb and Steven Fishman are executive officers. Further information about Leeb can be obtained from its Form ADV Part I available on the IAPD.

13.

Marco Investment Management, LLC serves as the investment advisor to the Marco Targeted Return Fund, a series of the Trust. Mr. Steven S. Marco is the Managing Member. Further information about Marco can be obtained from the Form ADV Part I available on the IAPD.

14.

Mirzam Asset Management, LLC (“Mirzam”) serves as investment advisor to Mirzam Enhanced Equity Fund. Mr. Clifford R. Morris is a managing member of Mirzam. Further information about Mirzam will be available from its Form ADV Part I available on the IAPD.

15.

Newton Capital Management, Ltd. (“Newton”), serves as investment sub-advisor to the Dean International Fund. Helena Morrissey serves at a Director and Chief Executive Officer of Newton, and each of Jeff Munroe, Kate Turner, Jeremy Bassil, Mark W. Scott, Andrew Downs and Steven B. Tutt are executive officers. Further information about Newton can be obtained from its Form ADV Part I available on the IAPD.

16.

NS Investment Partners, LLC (“NSIP”), serves as investment advisor to the NS Small Cap Growth Fund. Peter Niedland and Mark Schlegel serve as managers of NSIP. Further information about NSIP can be obtained from its Form ADV Part I available on the IAPD.

17.

Pekin Singer Strauss Asset Management, Inc. (“Pekin”) serves as investment advisor to the Appleseed Fund. Mr. Ronald L. Strauss is the President of Pekin; Richard A. Singer, Brandon Hardy, Alan L. Zable and William A. Pekin all are executive officers. Further information about Pekin can be obtained from its Form ADV Part I available on the IAPD

18.

Polynous Capital Management, Inc. (“Polynous”) serves as investment advisor to the Polynous Growth Fund. Mr. Kevin Wenck is the President of Polynous. Further information about Polynous can be obtained from its Form ADV Part I available on the IAPD.

19.

Quixote Capital Management, LLC (“Quixote”) serves as investment advisor to the QCM Absolute Return Fund, a series of Registrant. Mr. Jerry Paul is the Managing Director of Quixote. Further information about Quixote can be obtained from the Form ADV Part I of Quixote available on the IAPD.

20.

SMI Advisory Services, LLC (“SMI”) serves as investment advisor to the Sound Mind Investing Fund and Sound Mind Investing Managed Volatility Fund, each a series of Registrant. Mr. Eric Collier, Mr. Mark Biller, and Mr. Anthony Ayers are all principals of SMI. Further information about SMI can be obtained from the Form ADV Part I of SMI available on the IAPD.

21.

Spectrum Advisory Services, Inc. (“Spectrum”) serves as the investment advisor for the Marathon Value Portfolio, a series of the Trust. Mr. Marc Heilweil serves as President of Spectrum. Further information about Spectrum can be obtained from the Form ADV Part I available on the IAPD.

22.

StoneRidge Investment Partners, LLC (“SIPL”) serves as the investment advisor for the StoneRidge Small Cap Growth Fund, a series of the Trust. Mr. James E. Minnick is the Manager of SIPL. Messieurs Philip H. Brown, Joseph E. Stocke, Daniel Cook and Lester T. Rich are all managing directors of SIPL. Further information about SIPL can be obtained from the Form ADV Part I available on the IAPD.

23.

Symons Capital Management, Inc. (“Symons”) serves as the investment advisor for the Symons Alpha Value Institutional Fund and Symons Alpha Growth Institutional Fund, each a series of the Trust. Edward L. Symons, Jr. is the Chairman and Founder, and Colin E. Symons, CFA, is the Chief Investment Officer. Christopher C. Hoel, Vickilynn Ellis, Richard F. Foran and Michael P. Czajka each are executive officers of Symons. Further information about Symons can be obtained from the Form ADV Part I available on the IAPD.

24.

The Roosevelt Investment Group (“Roosevelt”) serves as investment advisor to the Roosevelt Multi-Cap Fund. Mr. Arthur Sheer serves as the Chief Executive Officer of Roosevelt. Further information about Roosevelt can be obtained from its Form ADV Part I available on the IAPD.

25.

Toreador Research & Trading LLC (“Toreador”) serves as investment advisor to Toreador Large Cap Fund. Mr. Paul Blinn and Dan Obrycki are executive officers of Toreador. Further information about Toreador can be obtained from its Form ADV Part I available on the IAPD.

26.

Bell Investment Advisors, Inc. (“Bell”) serves as investment adviser to the Bell Worldwide Trends Fund, a series of Registrant. Mr. James Bell is the President of Bell. Further information about Bell can be obtained from its Form ADV Part I available on the IAPD.

27.

Envestnet Asset Management, Inc. (“Envestnet”) serves as investment adviser to the 3 to 1 Funds. Judson T. Bergman is the Chairman and CEO of Envestnet. Further information about Envestnet can be obtained from its Form ADV Part I available on the IAPD.

28.

III to I Financial Management Research, L.P. (“FMR”) serves as portfolio research consultant to the 3 to 1 Funds. Michael Watters and Darrell Cain are controlling persons of FMR. Further information about FMR can be obtained from its Form ADV Part I available on the IAPD.

29.

Aletheia Research and Management, Inc. (“Aletheia”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Peter Eichler, Roger B. Peikin and Joseph M. Boskovich are executive officers of Aletheia. Further information about Aletheia can be obtained from its Form ADV Part I available on the IAPD.

30.

Hillman Capital Management, Inc. (“Hillman”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Mark A. Hillman is the President and CIO of Hillman. Further information about Hillman can be obtained from its Form ADV Part I available on the IAPD.

31.

Optique Capital Management, Inc. (“Optique”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Colette M. Wallner is the President and Chief Compliance Officer, and Wendell L. Perkins is the CIO of Optique. Further information about Optique can be obtained from its Form ADV Part I available on the IAPD.

32.

London Company of Virginia (“London Company”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Mr. Stephen M. Goddard is a Principal and the CIO of London Company. Further information about London Company can be obtained from its Form ADV Part I available on the IAPD.

33.

Pictet Asset Management, Inc. (“Pictet”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Renaud Deplanta is the CEO and Nicholas Mustoe is the CIO of Pictet. Further information about Pictet can be obtained from its Form ADV Part I available on the IAPD.

34.

WB Capital Management, Inc. (“WB Capital”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Jeffrey, David Lorenzen is the President of WB Capital. Further information about WB Capital can be obtained from its Form ADV Part I available on the IAPD.

35.

SMH Capital Advisors, Inc. (“SMH Capital”) serves as sub-adviser to the 3 to 1 Strategic Income Fund. Robert E. Garrison is the President and a director of SMH Capital. Further information about SMH Capital can be obtained from its Form ADV Part I available on the IAPD.

36.

Loomis, Sayles & Company, LP (“Loomis Sayles”) serves as sub-adviser to the 3 to 1 Strategic Income Fund. Robert J. Blanding is the CEO of Loomis Sayles. Further information about Loomis Sayles can be obtained from its Form ADV Part I available on the IAPD.

37.

SBAuer Funds, LLC (“SBA”) serves as investment adviser to the Auer Growth Fund. Mr. Robert Auer is the managing member of SBA. Further information about Bell can be obtained from its Form ADV Part I available on the IAPD

Item 27.	Principal Underwriters

Unified Financial Securities, Inc. Unified Financial Securities, Inc. serves as the principal underwriter for the Trust

(a)

Unified Financial Securities, Inc. also serves as a principal underwriter for the following investment companies: American Pension Investors Trust, Builders Fixed Income Fund, Inc., Dividend Growth Trust, LCM Landmark Series Trust, Sparrow Funds, Skyhawk Funds Trust, TrendStar Investment Trust, and The Penn Street Fund, Inc.

(b)	The directors and officers of Unified Financial are as follows:

Name	Title	Position with Trust
Daniel B. Benhase 41 S. High St. Columbus, OH 43215	Director	None
Melissa K. Gallagher*	President	None
Stephen D. Highsmith, Jr.*	Senior Vice President, Secretary, and Treasurer	None
John C. Swhear*	Chief Compliance Officer	Sr. Vice President
Anna Maria Spurgin	Assistant Vice President	None
D. Eric McKenzie*	Assistant Vice President	None
Karyn E. Cunningham*	Controller	None

* The principal business address of each officer of Unified Financial is 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208

(c)	Not applicable.

Item 28.	Location of Accounts and Records

Unified Fund Services, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

                               Will maintain physical possession of the accounts, books, and other documents required to be maintained by Rule 31a-(b)(1), 31a-1(b)(2), and 31a-1(b)(4) through 31a-1(b)(11).

Huntington National Bank

41 South High Street

Columbus, Ohio 43215

U.S. Bank, National Association

425 Walnut Street

Cincinnati, Ohio 45202

Will maintain physical possession of accounts, books, and other documents required to be maintained by Rule 31(b)(3) for each separate series for which the entity acts as custodian.

Unified Financial Securities, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

Polynous Securities, LLC

One Pine Street, Suite 2208

San Francisco, CA 94111

Will maintain physical possession of the accounts, books, and other documents required to be maintained by a principal underwriter under by Rule 31a-1(d) for each separate series for which the entity acts as principal underwriter.

Archer Investment Corporation
7970 Clearwater Court

Indianapolis, IN 46256

Bastiat Capital, LLC

Granite Parkway, Suite 200

Plano, TX, 75024

Becker Capital Management, Inc.

1211 SW Fifth Avenue, Suite 2185

Portland, OR 97204

Bell Investment Advisors, Inc.

1111 Broadway, Suite 1630

Oakland, CA 94607

Chinook Capital Management

4380 SW Macadam Ave
Suite 250
Portland, OR 97239

Crawford Investment Counsel, Inc.

100 Galleria Parkway

Suite 980

Atlanta, GA 30339

Dreman Value Management, LLC

520 East Cooper Avenue Suite 230-4

Aspen, CO 81611

Financial Counselors, Inc.

442 West 47th Street

Kansas City, Missouri

Gamble, Jones, Morphy & Bent

301 East Colorado Blvd., Suite 802

Pasadena, California 91101

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, Oregon 97266

Iron Financial Management, Inc.

Two Northfield Plaza

Suite 250

Northfield, Illinois 60093

Leeb Capital Management, Inc.

500 Fifth Avenue, 57th Floor

New York, NY 10110

Marco Investment Management, LLC

300 Atlanta Financial Center

3343 Peachtree Road, NE

Atlanta, GA 30326

Mirzam Asset Management, LLC

1 Main Street, Suite 200

Tequesta, FL, 33469

NS Investment Partners, LLP

1055 Westlakes Drive

Suite 300

Berwyn, PA 19312

Pekin Singer Strauss Asset Management, Inc.

21 S. Clark Street, Suite 3325

Chicago, IL 60603

Polynous Capital Management, Inc.

One Pine Street, Suite 2208

San Francisco, CA 94111

Quixote Capital Management, LLC

5619 DTC Parkway, Suite 100

Greenwood Village, CO 80111

SMI Advisory Services, LLC

422 Washington Street

                                Columbus, IN 47201

Spectrum Advisory Services, Inc.

1050 Crown Pointe Parkway

Atlanta, GA 30338

StoneRidge Investment Partners, LLC

3421 Saint Davids Road

Newtown Square, PA 19073

Symons Capital Management, Inc.

250 Mt. Lebanon Blvd., Suite 301

Pittsburgh, Pennsylvania 15234

The Roosevelt Investment Group

317 Madison Ave., Suite 1004

New York, New York 10017

Toreador Research & Trading LLC

255 West Fallbrook, Suite 204

Fresno, California  93711

Dean Investment Associates, LLC

2480 Kettering Tower

Dayton, Ohio 45423

Newton Capital Management Ltd.

Mellon Financial Centre

160 Queen Victoria Street, London

EC4V 4LA, United Kingdom

Envestnet Asset Management, Inc.

35 East Wacker Drive, 16th Floor

Chicago, Illinois 60601

III to I Financial Management Research, L.P.

5580 Peterson Lane, Suite 100

Dallas, Texas 75240

Aletheia Research and Management, Inc.

100 Wilshire Blvd., Suite 1960

Santa Monica, California 90401

Hillman Capital Management, Inc.

7600 Wisconsin Avenue, Suite 650

Bethesda, Maryland 20814

Optique Capital Management, Inc.

555 Main St., Suite 440

Racine, Wisconsin 53403

Loomis, Sayles & Company, LP,

One Financial Center

Boston, Massachusetts 02111

London Company of Virginia

1801 Bayberry Court, Suite 301

Richmond, Virginia 23226

Pictet Asset Management, Ltd.

25 Old Broad Street

Tower 42, Level 37

London, EC2N 1HQ

SMH Capital Advisors, Inc.

600 Travis, Suite 3100

Houston, Texas 77002

WB Capital Management, Inc.

1415 28th Street

West Des Moines, Iowa 50266

Each advisor (or sub-advisor) will maintain physical possession of the accounts, books and other documents required to be maintained by Rule 31a-1(f) at the address listed above for each separate series of the Trust that the advisor manages.

Item 29.	Management Services

None.

Item 30.	Undertakings

Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant’s outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee(s) and to assist in communications with other shareholders in accordance with Section 16(c) of the Securities Exchange Act of 1934, as though Section 16(c) applied.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

Registrant hereby undertakes to carry out all indemnification provisions of its Declaration of Trust in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases.

Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling person of the Registrant pursuant to the provision under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 111 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Indianapolis and the State of Indiana on April 10, 2008.

UNIFIED SERIES TRUST

By: /s/	Anthony J. Ghoston	_____
Anthony J. Ghoston, President

Attest:

By: /s/ William Murphy_______
William Murphy, Interim Treasurer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Anthony J. Ghoston___ Anthony J. Ghoston	President	April 10, 2008
/s/ William Murphy______ William Murphy	Interim Treasurer	April 10, 2008
/s/ Daniel Condon * Daniel Condon	Trustee	April 10, 2008
/s/ Gary E. Hippenstiel __* Gary E. Hippenstiel	Trustee	April 10, 2008
/s/ Stephen Little * Stephen Little	Trustee	April 10, 2008
/s/ Ronald Tritschler * Ronald Tritschler	Trustee	April 10, 2008
/s/ Nancy V. Kelly ** Nancy V. Kelly	Trustee	April 10, 2008

**/s/ John Swhear

John Swhear, Attorney in Fact

*Signed pursuant to a Power of Attorney dated May 21, 2007 and filed with Registrant’s registration statement on Form N-1A on June 21, 2007 and incorporated herein by reference.

**Signed pursuant to a Power of Attorney dated December 12, 2007 and filed with Registrant’s registration statement on Form N-1A on December 17, 2007 and incorporated herein by reference.

INDEX TO EXHIBITS

Exhibit Number	Description

EX.99.i	Consent of Legal Counsel

EX.99.j	Consent of Independent Accounting Firm

EX.99.q.	Proxy Voting Guidelines used with respect to Roosevelt Multi-Cap Fund